Exhibit 99.2 May 5, 2022 1

This presentation contains forward-looking statements that involve risks and uncertainties. Such forward-looking statements reflect Baudax Bio’s expectations about its future performance and opportunities that involve substantial risks and uncertainties. When used herein, the words “anticipate,” “believe,” “estimate,” “may,” “upcoming,” “plan,” “target,” “goal,” “intend,” and “expect,” and similar expressions, as they relate to Baudax Bio or its management, are intended to identify such forward-looking statements. These forward-looking statements are based on information available to Baudax Bio as of the date of publication on this internet site and are subject to a number of risks, uncertainties, and other factors that could cause Baudax Bio’s performance to differ materially from those expressed in, or implied by, these forward-looking statements. These risks and uncertainties include, among other things, risks related to the ongoing economic and social consequences of the COVID-19 pandemic, including any adverse impact on the commercial launch of ANJESO® or disruption in supply chain, Baudax Bio’s ability to maintain regulatory approval for ANJESO, Baudax Bio’s ability to successfully commercialize ANJESO; the acceptance of ANJESO by the medical community, including physicians, patients, health care providers and hospital formularies; Baudax Bio’s ability and that of Baudax Bio’s third party manufacturers to successfully scale-up the commercial manufacturing process for ANJESO, Baudax Bio’s ability to produce commercial supply in quantities and quality sufficient to satisfy market demand for ANJESO, Baudax Bio’s ability to raise future financing for continued product development, payment of milestones and ANJESO commercialization, Baudax Bio’s ability to pay its debt and satisfy conditions necessary to access future tranches of debt, Baudax Bio’s ability to advance its current product candidate pipeline through pre-clinical studies and clinical trials, Baudax Bio’s ability to comply with the financial and other covenants under its credit facility, Baudax Bio’s ability to manage costs and execute on its operational and budget plans, the accuracy of Baudax Bio’s estimates of the potential market for ANJESO, Baudax Bio’s ability to achieve its financial goals; Baudax Bio’s ability to maintain its listing on the Nasdaq Capital Market; and Baudax Bio’s ability to obtain, maintain and successfully enforce adequate patent and other intellectual property protection. These forward-looking statements should be considered together with the risks and uncertainties that may affect Baudax Bio’s business and future results included in Baudax Bio’s filings with the Securities and Exchange Commission at www.sec.gov. These forward-looking statements are based on information currently available to Baudax Bio, and Baudax Bio assumes no obligation to update any forward-looking statements except as required by applicable law. 2

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® ANJESO (meloxicam) Injection: The First and Only Once-Daily, Non-Opioid, IV Analgesic Demonstrated COX-2 Preferential Once-daily IV Up to 24-hour Safety & Tolerability IV NSAID* push pain relief Efficacy in That can be Ready-to-use, no Evaluated in more orthopedic & soft incorporated into reconstitution or 1 than 1500 patients tissue procedures MMA protocols refrigeration 1. Data on file. Baudax Bio, Inc. *The mechanism of action of IV meloxicam, like other NSAIDs, is not completely understood, but involves inhibition of both COX-1 and COX-2 pathways. COX-1 = cyclooxygenase 1; COX-2 = cyclooxygenase 2; IV = intravenous; NSAID = nonsteroidal anti-inflammatory drug; MMA = multimodal analgesia 4 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.com

ANJESO® Launch Highlights:

Anjeso™
(meloxicam) injection


Anjeso
(meloxicam) injection

Source: ANJESO Prescribing Information.
*Vial size approximately 16 X 34.5 mm

- Achieved net product revenue of $0.4 million, up 112% YoY
- Sixth consecutive quarter of demand growth
- Quarterly vials sold to end-users increased 141% YoY and increased 20% QoQ
- Top 15 accounts grew by 31% QoQ; these accounts make up ~54% of known customer units in Q1[1]
- March 2022 was the single largest month of ANJESO units sold launch-to-date
- Orange Book Listed patents run until 2030

1. Excluding unknown pharmacy orders.

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BAUDAX BIO

Please see Important Safety Information including BOXED WARNING at the end of presentation.
Full Prescribing Information at www.ANJESO.com

Sales continue to show quarter over quarter growth 20% growth in vials sold to end users in Q1’22 vs. Q4’21 Units Sold by Quarter 7,000 6,000 5,000 4,000 3,000 5,945 4,946 2,000 3,737 3,226 2,467 1,000 1,761 1,114 390 0 2Q'20 3Q'20 4Q'20 1Q'21 2Q'21 3Q'21 4Q'21 1Q'22 6 Confidential. For Internal Use Only. Source: Baudax Bio Sales Data through 4/1/22

Q1’22 sales were 5,945 units: 141% increase YoY and a 20% increase QoQ Monthly ANJESO® Units Sold vs. Q1’22 Forecast 73% attainment in Q1 4,000 3,520 3,500 3,000 2,609 2,606 2,500 2,004 2,000 1,722 1,617 1,500 1,000 500 0 Jan-22 Feb-22 Mar-22 Actual Unit Sales 1H'22 Forecast * Monthly Sales based on 4-4-5 calendar (last month of quarter includes 5 weeks of sales) 7 Confidential. For Internal Use Only. Source: Baudax Bio Sales Data through 4/1/22

Achieved Significant Weekly Growth in Q1 Average Weekly Units by Month 600 521 500 441 431 426 404 371 400 318 314 277 300 260 200 100 0 Jul'21 Aug'21 Sep'21 Oct'21 Nov'21 Dec'21 Jan'22 Feb'22 Mar'22 Apr'22 (Est.) Q1 growth driven by deepening sales to existing customers plus addition of new customers * Monthly Sales based on 4-4-5 calendar (last month of quarter includes 5 weeks of sales) 8 Confidential. For Internal Use Only. Source: Baudax Bio Sales Data through 4/30/22

Adjusted ANJESO® Field Coverage Significantly Reduced Burn Rate • Given current market conditions, in spite of promising trajectory for ANJESO® sales, in late Q1 forced to cut expenses and commercial team size reduced to a total of 7 professionals – Finance, Medical and other areas also trimmed • After RIF expenses, burn rate reduced by approximately 65% going forward • Continue to focus on key accounts, and contracts. Key staff continue to work with existing, ordering accounts as well as newly added institutions. • Evaluating possible partnering options for ANJESO® portfolio 9 Confidential.

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Clinical Development Status Product / Compound Pre-Clinical Phase I Phase 2 Phase 3 Marketed Rights ANJESO® (MELOXICAM) INJECTION WW ANJESO® (meloxicam) injection U.S. approval 2/20/2020 NEUROMUSCULAR BLOCKING AGENTS (NMBs) WW IV Intermediate-action (BX1000) IV Ultra-short action (BX2000) NMB Reversal (Anesthesia) WW BX3000 11 Please see Important Safety Information including BOXED WARNING at the end of presentation. Full Prescribing Information at www.ANJESO.com

Neuromuscular Blockers & Reversal Agent Overview

400 million people receive neuromuscular blocking (NMB) agents annually[1]

- Used to induce rapid total paralysis to permit intubation and muscle relaxation during surgery or in ventilated patients
- Used either in the operating room or ASC to optimize surgical conditions; additional use in ICU to facilitate mechanical ventilation
- Numbers increasing with laparoscopic abdominal procedures

Two novel NMBs & a novel reversal agent in development

- Neuromuscular blocking agents
  - BX1000: Intermediate acting agent duration of action (~45 mins*)
    - Rapid onset
    - Completed one dose escalation clinical trial; Phase 2 surgical trial expected to commence in 1H 2022
  - BX2000: Ultra-short acting agent duration of action (10-15 mins*)
    - Rapid onset
    - Preclinical development complete; IND filed and open ; Clinical dose-escalation study in healthy volunteers to commence in 1H 2022
- Novel reversal agent
  - Specific for BX1000 and BX2000; provides complete chemical reversal of neuromuscular blockade from any depth of block within 2-5 mins*
    - In pre-clinical development; expect to initiate clinical program in healthy volunteers by YE 22 or early 2023.

1. IMS, MIDAS 2010

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Baudax BIO

NMB = Neuromuscular blocking agents * Based on extrapolations from pre-clinical pharmacology data in animals

Income Statement – Q1’22 vs Q1’21 Three Months Ended March 31, 2022 2021 Revenue, net $ 422 $ 198 Operating expenses: Cost of sales (excluding amortization of intangible assets) 648 821 Research and development 1,293 1,108 Selling, general and administrative 14,190 12,088 Amortization of intangible assets 644 644 Change in warrant valuation (5) 18 Change in contingent consideration valuation (3,803) 1,841 Total operating expenses 12,967 16,520 Operating loss (12,545) (16,322) Other expense: Other expense, net (264) (590) Net loss $ (12,809) $ (16,912) 13

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